CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Allowance for doubtful accounts	$ 2,580	$ 4,614
APWC shareholders' equity (note 9):
Common stock, par value	$ 0.01	$ 0.01
Common stock, Authorized	50,000,000	50,000,000
Common stock, Issued	13,830,769	13,830,769
Common stock, outstanding	13,828,869	13,828,869
Treasury shares	1,900	1,900